TAPINATOR

Ticker: TAPM

Investor Presentation

MARCH 2019

FORWARD LOOKING STATEMENTS

To the extent that statements contained in this presentation are not descriptions of historical facts regarding Tapinator, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "targeted," "may," "will" "expect," "anticipate," "estimate," "intend," and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, financial guidance, statements regarding the quoting and trading of our common stock and our expectations regarding our development and monetization plans for our mobile games and apps. Forward-looking statements in this release involve substantial risks and uncertainties that could cause the development and monetization of our mobile games, future results, performance or achievements to differ significantly from those expressed or implied by the forward- looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the hits nature of the mobile gaming business and whether apps will achieve mainstream adoption. Tapinator undertakes no obligation to update or revise any forward-looking statements including any financial guidance included herein. The quoting and trading of the company's common stock on the OTC Bulletin Board and the OTC Market Group's OTC Link quotation system is often thin and characterized by wide fluctuations in trading prices, due to many factors that may have little to do with the company's operations or business prospects. As a result, there may be volatility in the market price of the shares of the company's common stock for reasons unrelated to operating performance. Moreover, the OTC Bulletin Board and the OTC Market Group's OTC Link quotation system are not stock exchanges, and trading of securities on them is often more sporadic than trading of securities listed on the NASDAQ Stock market or another securities exchange. Accordingly, stockholders may have difficulty reselling any of their shares. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the company in general, see Tapinator's disclaimers, which are available here: http://www.tapinator.com/disclaimers

WHAT WE DO

Category Leading Mobile Apps


VIDEO POKER CLASSIC
Video Poker Classic
Tapinator, Inc.
GET
Solitaire Dash
Tapinator, Inc.
GET
Dot to Dot - Relaxing Puzzles
Tapinator, Inc.
GET
My Horoscope
Tapinator, Inc.
GET
Crypto Trillionaire
Tapinator, Inc.
GET

We Develop & Publish Category Leading Apps for Mobile Platforms.

SNAPSHOT

Category Leading Mobile Apps

TAPINATOR

- Our legacy business was to produce a large library of casual mobile games, which had low development costs and predictable, yet limited, returns (i.e. "Legacy Games"). We published more than 350 mobile titles that achieved over 450mm player downloads

- Our current strategy is to develop and publish a portfolio of category leading mobile apps that are evergreen, have top grossing potential and include subscription monetization (i.e. "Category Leading Apps")

- **Our Bookings and Adjusted EBITDA* for 2018 were $3.3mm and $133k, respectively**

- We generate revenues via: (i) consumer transactions, including subscriptions and in-app purchases and (ii) branded advertisements

- Based in New York City and have 7 employees and contractors globally

- Debt-free, with a clean capital structure, and cash flow positive from operations

* Bookings and EBITDA are a non-GAAP, unaudited financial measure.

INVESTMENT HIGHLIGHTS

Category Leading Mobile Apps

TAPINATOR

- Large/growing addressable markets: mobile apps + mobile advertising
- Diversified portfolio of 350+ revenue producing apps
- Low fixed cost and efficient development platform, with ROI-based approach
- Poised for significant long-term revenue growth with high operating leverage; we have been adjusted EBITDA* positive every year since inception
- Efficient monetization strategy consisting of app store transactions and programmatic advertising sales
- Veteran management team/board with high-growth and large internet company credentials and a track record of building successful digital media businesses

* Adjusted EBITDA is a non-GAAP, unaudited financial measure.

EXECUTIVE TEAM

Bios



ILYA NIKOLAYEV - Chief Executive Officer

Co-Founder and CEO of Familybuilder until the sale of the Company to Intelius in 2011. He grew the business to profitability, acquired over 45 million users on the web, and over 2 million users on mobile. Mr. Nikolayev was also a cofounder of InAppFuel, a developer of patented minigame software acquired by Tapinator in 2014. Prior to Familybuilder, Mr. Nikolayev worked in banking for JP Morgan and graduated cum laude with a BA from New York University.



ANDREW MERKATZ - President/CFO

An accomplished entrepreneur with 20+ years of financial operations and transactional experience. Mr. Merkatz spent 6+ years at Vision Capital where he focused on digital media and software technology. Mr. Merkatz was also a cofounder of InAppFuel and Familybuilder along with Mr. Nikolayev. Mr. Merkatz earned his BA from University of Pennsylvania (cum laude), and his MBA from Harvard University.



GEORGI DARAKEV - VP of Technology

Led all feature development at Familybuilder. Extensive experience developing successful LAMP (Linux,Apache, MySQL, PHP) applications and web services. Expertise in scaling applications on AWS, S3, and Rightscale. Built products used by millions monthly on both the web & mobile. Cofounder of InAppFuel. Mr. Darakev earned his BS in Computer Science from Dowling College.



TEYMOUR FARMAN-FARMAIAN - Independent Director

Was CMO/CRO at Spotify, the world's leading music streaming service, starting in 2011. He helped triple revenue growth to hit a $500 million run rate, and achieve 7.5 million DAU. Before Spotify, Teymour worked at Zynga (ZNGA) as GM of Partnerships and at Google (GOOG) in various sales and operational roles. Teymour earned his BA from Duke University and his MBA from Harvard University.

COMPANY MILESTONES

Timeline

2012
- Tapinator team creates its first mobile game, *Drive with Zombies*

2013
- Tapinator is incorporated to focus on the mobile gaming opportunity

2014
- Reverse merger into a public entity
- Focus on Rapid-Launch Games strategy

2015
- Tapinator ends the year with 183 games and 166 million player downloads

2016
- Tapinator launches *Video Poker Classic*, its first successful Category Leading App

2017
- Tapinator shifts strategy to focus on Category Leading Apps with the launch of *Solitaire Dash* and *Dice Mage 2*

2018
- $3.0mm common stock raise at $.12 /share
- Cheetah Mobile (NYSE: CMCM) partnership
- Strategy expands to include subscriptions

2019
- Tapinator launches *Crypto Trillionaire*
- Tapinator launches *My Horoscope*
- Stay tuned...

TWO BIG MARKET OPPORTUNITIES

Global Mobile Application Revenue to Grow From $82B in 2017 to $157B in 2022

US Mobile Advertising Revenue Projected to Grow From $76B in 2018 to $141B in 2022

TAPINATOR



$ in Billions
Global Mobile Application Annual Gross Revenues
2017 vs. 2022, Games & Apps
$17.2
$64.5
$42.3
$114.2
2017
2022
*App Annie Forecast: 2017 - 2022 (03/2018)
Games
Apps



$ in Billions
US Mobile Advertising Revenue
2018 vs. 2022
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$76.2
$141.4
2018
2022
*eMarketer: Mobile Ad Spending to Surpass All Traditional Media Combined by 2020. (Oct 16, 2018)
US Mobile Media Spend

*Last year, mobile gaming spend exceeded combined spend on consoles & PCs by 20%.**

* AppAnnie research report

PRODUCT STRATEGY

Build Category Leading Mobile Apps

TAPINATOR

Legacy Games



- Historically predictable returns
- Advertising monetization
- High volume, low cost

Category Leading Mobile Apps


VIDEO
POKER
CLASSIC

- Repeatable, stackable revenue
- Subscriptions + in-app purchase monetization
- Category leadership

LEGACY BUSINESS: RAPID-LAUNCH GAMES

High Volume, Low Cost, Historically Predictable Returns

TAPINATOR


Parking
Driving
Stunts
Animal Sims
Career Sims
Shooting
Fighting

Starting in 2017, the Rapid-Launch Game market became increasingly saturated.

CATEGORY LEADING MOBILE APPS

Product Categories

Games


VIDEO
POKER
CLASSIC

Video Poker Classic



Solitaire Dash



Crypto Trillionaire

Entertainment



Dot to Dot

Lifestyle



My Horoscope

CATEGORY LEADING MOBILE APPS

Games: Video Poker Classic

TAPINATOR



SINGLE HAND
MULTI-HAND
JACKS OR BETTER
BONUS POKER
DOUBLE BONUS POKER
JOKER POKER



MENU
SEE PAYS
DEAL



ROYAL FLUSH
STRAIGHT FLUSH
4 OF A KIND
FULL HOUSE
FLUSH
STRAIGHT
3 OF A KIND
TWO PAIR
JACKS OR BETTER
TWO PAIR
MENU
BET 1
BET 5
DEAL

- *Video Poker Classic* is the top video poker game on iOS, Google Play, and the Amazon Appstore
- On iOS alone, the game has 24,000 reviews with an average rating of 4.7 out of 5.0
- *Video Poker Classic* is a seven-figure game and, with the launch of version 2.0 this month, we expect the product to grow in 2019

CATEGORY LEADING MOBILE APPS

Games: Solitaire Dash


SOLITAIRE
DASH
PLAY

- *Solitaire Dash* is another example of our focus on the casino genre within the games category
- Recent 4-Yr. Distribution Deal with Cheetah Mobile (NYSE: CMCM) for *Solitaire Dash*. We expect significant lifetime deal value
- Solitaire is a category on mobile that supports eight and nine figure properties
- Given the quality and metrics of *Solitaire Dash*, we expect it to be a property that is able to capture market share within the evergreen solitaire genre

CATEGORY LEADING MOBILE APPS

Subscriptions: Repeatable, Stackable Revenue

TAPINATOR

Calm achieved a $250 million valuation[1]

Color by Number generates
$30+ million in annual revenue[2]

MyFitnessPal acquired by Under Armour in a $475m deal[3]

- Subscription monetization on mobile represents a major business model improvement from one-time IAP monetization (e.g. more predictability; higher revenue quality)
- We recently launched our first two pure-play subscription products
- We are early movers and well positioned to achieve top grossing subscription products in 2019

[1] Techcrunch, May 2018
[2] Think Gaming, October 2018
[3] Techcrunch, February 2015

CATEGORY LEADING MOBILE APPS

Lifestyle: My Horoscope



MY
HOROSCOPE
Just for You
by Astrology Experts
LOADING...

Launched March 2019

- The astrology, horoscope, and psychic services market was a 2.0 billion market in 2018[1]
- We see the opportunity to launch a best-in-class horoscope product and establish category leadership on mobile
- We are confident that this category supports Top 150 Grossing potential, which equates to a $10m+ annual revenue opportunity

[1] IBISWorld research report

DIVERSIFIED BOOKINGS SOURCES

App Store Transactions & Advertising


Video Poker Classic

App Store Transactions:

2018: 55% of Revenue


Video Poker Classic
Solitaire Dash

Advertising / Other:

2018: 45% of Revenue

OPERATIONAL EXCELLENCE

Creating Barriers to Entry


350+
Apps
• Live Ops
• Platform Relationships
• App Store Optimization
450m
Installs
Expertise in Live Operations: Player analytics, attribution, and ad optimization
Strong platform editorial relationships (14 "New Games We Love" on iOS)
Top search placement & ability to move apps up the leaderboards

USERS & APP METRICS

Proven Ability to Achieve Scale

TAPINATOR

Metrics as of Q4 2018:

- Average DAUs - 228,000

- Cumulative Downloads - 463 million as of December 31, 2018

- App Library - 394 active titles as of December 31, 2018

FUTURE OPPORTUNITIES

Partnerships and Acquisitions



- Expand distribution and publishing initiatives to leverage our products, platform relationships, and operational excellence


Messaging

- Pursue acquisitions within the mobile app market.
- Focus on small, nimble teams with evergreen products



- Apply Artificial Intelligence to our existing products suite as well as integrate AI into future products

LONG TERM OBJECTIVES

Methodical Value Creation


Nasdaq
The #1 EXCHANGE for IPOs

- Up-listing to a senior exchange: NYSE MKT or NASDAQ
- Focus on freemium based subscription products and recurring revenue streams
- Generate consistent and growing positive cash flow from operations and adjusted EBITDA*
- Reinvest to develop portfolio of leading mobile franchises that are #1 or #2 within their respective categories

* Adjusted EBITDA is a non-GAAP, unaudited financial measure.

FINANCIAL HIGHLIGHTS

>20% Annualized Bookings Growth Target for 2019-2021

($ in thousands)	2018 Audited
REVENUE	$2,872
BOOKINGS*	$3,341
NET LOSS	$(2,996)
ADJUSTED EBITDA*	$133
TOTAL DEBT	$0
CASH	$871
CASH PROVIDED BY OPERATIONS	$341

* A Non-GAAP Measure

KEY FACTS

TAPINATOR

SHARE STATISTICS

(as of 03/29/2019)

Trading Symbol (OTCQB)	TAPM
Stock Price	$0.035
Common Shares Outstanding	88.0mm
30d Avg. Volume	215K
Market Cap	$3.1mm
Public Float	38.6 mm shares
Insider/Employee Ownership (FD)	36%

OTHER

Personnel	7 FTE
Fiscal Year Ends	12/31
Website	Tapinator.com
Corporate HQ	New York, NY
Legal	Quick Law Group
Auditor	Liggett & Webb, P.A.

THANK YOU

For more information and a copy of our presentation, go to:

http://tapinator.com/investors